Exhibit 10.49


                          SECURITIES PURCHASE AGREEMENT

      This Securities Purchase Agreement (this "Agreement") is dated as of November 6, 2006, between Epoch Holding Corporation, a Delaware corporation (the "Company"), and General American Investors Company, Inc., a Delaware corporation (the "Purchaser").

      WHEREAS, subject to the terms and conditions set forth in this Agreement and in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Securities Act"), including Regulation D ("Regulation D"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company 10,000 shares of Series A Preferred Stock (the "Preferred Shares") on the Closing Date for an aggregate purchase price of $10,000,000 (the "Purchase Price");

      WHEREAS, the Company has authorized the Series A Preferred Stock, having the rights, privileges and preferences set forth in the Certificate of Designations, Rights and Preferences attached hereto as Exhibit A (the "Certificate of Designations");

      WHEREAS, the Preferred Shares are convertible into shares of common stock, par value $.01 per share (the "Common Stock"), of the Company upon the terms and subject to the conditions set forth in the Certificate of Designations; and

      WHEREAS, contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit B (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act;

      NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agrees as follows:

                                   ARTICLE I.
                                   DEFINITIONS

      1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

            "Action" shall have the meaning ascribed to such term in Section 3.1(j).


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            "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For the purposes of this definition, "control" means, when used with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise, and the terms "controlling" and "controlled" have correlative meanings.

            "Agreement" shall have the meaning set forth in the Preamble.

            "Certificate of Designations" shall have the meaning set forth in the Recitals.

            "Closing" means the closing of the purchase and sale of the Preferred Shares pursuant to Section 2.1.

            "Closing Date" means the date on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchaser's obligation to pay the Purchase Price and (ii) the Company's obligations to deliver the Preferred Shares, in each such case in the preceding clause (i) and clause
      (ii) as set forth in Section 2.3, have been satisfied or waived.

            "Commission" means the Securities and Exchange Commission.

            "Common Stock" shall have the meaning set forth in the Recitals.

            "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

            "Company" shall have the meaning set forth in the Preamble.

            "Company Counsel" means Greenberg Traurig, LLP with offices located at The Met Life Building, 200 Park Avenue, New York, New York 10166.

            "Conversion Shares" means the 1,666,667 shares (subject to adjustment as provided in the Certificate of Designations) of Common Stock of the Company issuable upon conversion of the Preferred Shares.

            "Disclosure Schedules" means the disclosure schedules of the Company delivered concurrently herewith.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.


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            "Exempt Issuance" means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any convertible securities, options or warrants issued and outstanding on the date of this Agreement and disclosed in the SEC Reports or set forth on the Disclosure Schedules, provided that such securities have not been amended since the date of this Agreement, and (c) the Securities issued or issuable hereunder.

            "GAAP" shall have the meaning set forth in Section 3.1(h)

            "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(o).

            "Liens" means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

            "Margin Stock" shall have the meaning provided in Regulation U of the Board of Governors of the Federal Reserve System (12 C.F.R. Part 221).

            "Material Adverse Effect" shall have the meaning ascribed to such term in Section 3.1(b).

             "Material Permits" shall have the meaning ascribed to such term in
      Section 3.1(m).

            "OFAC" shall have the meaning set forth in Section 3.1(bb).

            "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

            "Preferred Shares" shall have the meaning set forth in the Recitals.

            "Purchase Price" shall have the meaning set forth in the Recitals.

            "Purchaser" shall have the meaning set forth in the Preamble.

            "Purchaser Party" shall have the meaning set forth in Section 4.7.

            "Registration Rights Agreement" shall have the meaning set forth in the Recitals.

            "Regulation D" shall have the meaning set forth in the Recitals.


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             "Required Approvals" shall have the meaning ascribed to such term in Section 3.1(e).

            "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Sarbanes-Oxley" shall have the meaning set forth in Section 3.1(r).

            "SEC Reports" shall have the meaning ascribed to such term in
      Section 3.1(h).

            "Securities" means, collectively, the Preferred Shares and the Conversion Shares.

            "Securities Act" shall have the meaning set forth in the Recitals.

            "Series A Preferred Stock" shall mean the Series A Convertible Preferred Stock, stated value $1,000 per share.

            "Subsidiaries" shall mean the subsidiaries of the Company set forth on Schedule 3.1(a).

            "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

            "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market.

             "Transaction Documents" means this Agreement, the Certificate of Designations, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                                   ARTICLE II.
                                PURCHASE AND SALE

      2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth in this Agreement, the Purchaser shall purchase from the Company, and the Company shall issue and sell to the Purchaser, 10,000 shares of Series A Preferred Stock for the Purchase Price. Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at the offices of Company Counsel or such other location as the parties shall mutually agree.


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      2.2 Closing Deliveries.


            (a) On the Closing Date, the Company shall deliver or cause to be delivered to the Purchaser or its designee the following:

                  (i) the certificate evidencing the Preferred Shares registered in the name of the Purchaser; and

                  (ii) the Registration Rights Agreement duly executed by the
            Company.

            (b) On the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the following:

                  (i) the Registration Rights Agreement duly executed by the
            Purchaser; and

                  (ii) once the Purchaser's custodian shall have acknowledged receipt of the certificate for the Preferred Shares as provided in
            Section 2.2(a)(i), the Purchase Price by wire transfer of immediately available funds to such account as specified in writing by the Company.

      2.3   Closing Conditions.

            (a) The Company's obligation to sell the Preferred Shares to the Purchaser pursuant to this Agreement is conditioned upon satisfaction of the following conditions precedent at or before the Closing on the Closing Date (any or all of which may be waived by the Company in its sole discretion):

                  (i) On the Closing Date, no Action shall be pending or
            threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement; and

                  (ii) The representations and warranties of the Purchaser
            contained in this Agreement shall have been true and correct on the date of this Agreement and on the Closing Date as if made on the Closing Date and on or before the Closing Date the Purchaser shall have performed all covenants and agreements of the Purchaser contained in this Agreement and required to be performed by the Purchaser on or before the Closing Date.

            (b) The Purchaser's obligation to purchase the Preferred Shares pursuant to this Agreement is conditioned upon satisfaction of the following conditions precedent on or before the Closing Date (any or all of which may be waived by the Purchaser in its sole discretion):

                  (i) No Action shall be pending or threatened which seeks to restrain or prohibit the transactions contemplated by this Agreement;

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                  (ii) The representations and warranties of the Company
            contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing Date as if given on and as of the Closing Date, and on or before the Closing Date the Company shall have performed all covenants and agreements of the Company contained herein or in any of the other Transaction Documents required to be performed by the Company on or before the Closing Date;

                  (iii) The Certificate of Designations shall have been duly filed with the Secretary of State of the State of Delaware and the Purchaser shall have received satisfactory existence of such filing;

                  (iv) The Company shall have delivered to the Purchaser a
            certificate, dated the Closing Date, duly executed by its Chief Executive Officer, to the effect set forth in subparagraphs (i) and
            (ii) of this Section 2.3(b);

                  (v) The Company shall have delivered to the Purchaser a
            certificate, dated the Closing Date, of the Secretary of the Company certifying (1) the Certificate of Incorporation and By-Laws of the Company as in effect on the Closing Date, (2) all resolutions of the Board of Directors (and committees thereof) of the Company relating to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, (3) the incumbency and signature of all officers executing any Transaction Document or investment delivered pursuant to this Section 2.3(b) and (4) such other matters as reasonably requested by the Purchaser;

                  (vi) On the Closing Date, the Purchaser shall have received an opinion of Company Counsel, dated the Closing Date, addressed to the Purchaser, in form, scope and substance reasonably satisfactory to the Purchaser; and

                  (vii) From the date hereof to the Closing Date, trading in the
            Common Stock shall not have been suspended by the Commission, and, at any time from the date hereof to the Closing Date, trading in securities generally on the relevant Trading Market shall not have been suspended or limited, or minimum prices shall not have been established on securities listed or traded on any such market or exchange nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of the Purchaser, makes it impracticable or inadvisable to purchase the Preferred Shares at the Closing.

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



                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

      3.1 Representations and Warranties of the Company. Except as set forth in the SEC Reports or as otherwise set forth under any corresponding section of the Disclosure Schedules which Disclosure Schedules shall be deemed a part hereof, the Company hereby makes the representations and warranties as of the date hereof and as of the Closing Date to the Purchaser as follows:

            (a) Subsidiaries. All of the Subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of rights of first offer, rights of first refusal and similar rights to subscribe for or purchase such shares.

            (b) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in a material adverse effect on (i) the legality, validity or enforceability of any Transaction Document, (ii) the results of operations, assets, business, properties, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect") and no Action has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.


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


            (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to file and perform its obligations under the Certificate of Designations and to enter into and perform this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby and to issue the Preferred Shares, in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Conversion Shares) have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery and filing, as the case may be, will have been) duly executed by the Company and, assuming this Agreement constitutes the valid and binding obligation of the Purchaser and when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or affecting the rights of creditors' generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

            (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Preferred Shares and the consummation by the Company of the other transactions contemplated thereby (including, without limitation, the filing of the Certificate of Designations and the issuance and reservation for issuance, as applicable, of the Preferred Shares and the Conversion Shares) do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or
      (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected, or
      (iv) conflict with or violate the terms of any agreement by which the Company or any Subsidiary is bound or to which any property or asset of the Company or any Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.


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            (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Section
      4.4 of this Agreement, (ii) the filing with the Commission of the Registration Statement, (iii) application to the applicable Trading Market for the listing of the Conversion Shares for trading thereon in the time and manner required thereby, (iv) the filing of the Certificate of Designations with the Secretary of State of the State of Delaware, and (v) the filing of Form D with the Commission and such other filings as are required to be made under applicable state securities laws (collectively, the "Required Approvals").

            (f) Issuance of the Series A Preferred Stock. The Series A Preferred Stock is duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens (other than restrictions generally imposed on securities under U.S. federal, state or foreign securities laws or any restrictions on transfer provided for in the Transaction Documents). The Conversion Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and non-assessable, free and clear of all Liens (other than restrictions generally imposed on securities under U.S. federal, state or foreign securities laws or any restrictions on transfer provided for in the Transaction Documents). The Company has reserved from its duly authorized capital stock the maximum number of Preferred Shares and Conversion Shares issuable pursuant to this Agreement and the other Transaction Documents. The terms, designations, powers, preferences and relative, participating and optional or special rights, and the qualifications, limitations and restrictions of each series of preferred stock of the Company (other than the Series A Preferred Stock) are as stated in the Company's certificate of incorporation, filed prior to the date hereof, and its bylaws. The terms, designations, powers, preferences and relative, participating and optional or special rights, and the qualifications, limitations and restrictions of the Series A Preferred Stock are as stated in the Certificate of Designations.


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            (g) Capitalization. The capitalization of the Company is as described in the Company's most recent periodic report filed with the Commission. The Company has not issued any capital stock since such filing other than pursuant to the exercise of stock options under the Company's stock option plans and the issuance of shares of Common Stock to employees pursuant to the Company's employee stock plan. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Preferred Shares, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock or Series A Preferred Stock or securities or rights convertible or exchangeable into shares of Common Stock or Series A Preferred Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Series A Preferred Stock or securities or rights convertible or exchangeable into shares of Common Stock or Series A Preferred Stock. The issuance and sale of Preferred Shares will not obligate the Company to issue shares of Common Stock, Series A Preferred Stock or other securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of the Company or any other Person is required for the issuance and sale of the Preferred Shares. Except as disclosed in the SEC Reports, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

            (h) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.


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            (i) Material Changes. Since the date of the latest financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock plans. The Company does not have pending before the Commission any request for confidential treatment of information.

            (j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

            (k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

            (l) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect.


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            (m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

            (n) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all Personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance.

            (o) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.

            (p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. To the best of Company's knowledge, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

            (q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $60,000 in any twelve (12) month period other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock agreements under any stock plan of the Company.

            (r) Sarbanes-Oxley Act. The Company is in substantial compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), and the rules and regulations promulgated thereunder, that are effective and intends to comply substantially with other applicable provisions of the Sarbanes-Oxley Act, and the rules and regulations promulgated thereunder, upon the effectiveness of such provisions.

            (s) Certain Fees. No brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

            (t) Private Placement. Assuming the accuracy of the Purchaser's representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.

            (u) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.

            (v) Registration Rights. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

            (w) Listing and Maintenance Requirements. The Company's Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

            (x) Application of Takeover Protections. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchaser as a result of the Purchaser and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Purchaser's ownership of the Securities. The Company does not have in effect any stockholder rights plan or similar plan or arrangement that would be triggered by accumulation of shares of the Company's capital stock or voting power or an offer to purchase shares of the Company's capital stock.

            (y) No Integrated Offering. Assuming the accuracy of the Purchaser's representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Series A Preferred Stock to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.

            (z) Taxes. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

            (aa) General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Series A Preferred Stock by any form of general solicitation or general advertising. The Company has offered the Series A Preferred Stock for sale only to the Purchaser and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

            (bb) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds,
      (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended. Neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

            (cc) Acknowledgment Regarding Purchaser's Purchase of Preferred Shares. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Purchaser or any of its respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchaser's purchase of the Preferred Shares. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

            (dd) Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Conversion Shares upon conversion of or otherwise pursuant to the Preferred Shares. The Company further acknowledges that its obligation to issue the Conversion Shares upon conversion of or otherwise pursuant to the Preferred Shares in accordance with the Transaction Documents is absolute, subject only to the terms and conditions set forth in the Transaction Documents, regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

            (ee) Disclosures. None of the representations or warranties made by the Company under any of the Transaction Documents and no written information furnished by the Company pursuant hereto, or in any other document, certificate or written statement furnished by the Company to the Purchaser or any authorized representative of the Purchaser pursuant to the Transaction Documents or in connection therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading.

      3.2 Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

            (a) Organization; Authority. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of the Purchaser. Each Transaction Document to which it is a party has been duly executed by the Purchaser, and, assuming this Agreement constitutes the valid and binding obligation of the Company and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or affecting the rights of creditors' generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing.

            (b) Circumstances of Purchase. The Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof, has no present intention of distributing any of such Securities and has no arrangement or understanding with any other Persons regarding the distribution of such Securities (this representation and warranty not limiting the Purchaser's right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Securities hereunder in the ordinary course of its business. The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

            (c) Rule 144. The Purchaser understands that the Securities must be held indefinitely unless such Securities are registered under the Securities Act or an exemption from registration is available. The Purchaser acknowledges that it is familiar with Rule 144, and that the Purchaser has been advised that Rule 144 permits resales only under certain circumstances. The Purchaser understands that to the extent that Rule 144 is not available, the Purchaser will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.

            (d) Purchaser Status. At the time the Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it converts any Preferred Shares, it will be either: (i) an "accredited investor" as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a "qualified institutional buyer" as defined in Rule 144A(a) under the Securities Act. The Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

            (e) General. The Purchaser understands that the Securities are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Securities. The Purchaser understands that no United States federal or state agency or any government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

            (f) General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

            (g) Patriot Act. If the Purchaser is an individual, the Purchaser certifies that he or she is not nor to his or her knowledge has been designated, a "suspected terrorist" as defined in Executive Order 13224. If the Purchaser is a corporation, trust, partnership, limited liability company or other organization, the Purchaser certifies that, to the best of the Purchaser's knowledge, the Purchaser has not been designated, and, to the knowledge of the Purchaser after due inquiry, is not owned or controlled, by a "suspected terrorist" as defined in Executive Order 13224. The Purchaser hereby acknowledges that the Company seeks to comply with all applicable laws concerning money laundering and related activities. In furtherance of those efforts, the Purchaser hereby represents, warrants and agrees that: (i) to its knowledge after due inquiry, none of the cash or property that the Purchaser will pay or will contribute to the Company has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) to its knowledge, no contribution or payment by the Purchaser to the Company, to the extent that they are within the Purchaser's control shall cause the Company to be in violation of the United States Bank Secrecy Act, the United States International Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The Purchaser understands and agrees that if at anytime while the Purchaser holds any of the Securities it is discovered that any of the foregoing representations are incorrect, it shall promptly notify the Company.

            (h) Information. The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Purchaser and its advisors, if any. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company.

      The Company acknowledges and agrees that the Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                   ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

      4.1 Transfer Restrictions. (a) The Securities may only be sold in compliance with state and federal securities laws. In connection with any transfer of Securities, other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the Purchaser and other than in connection with any pledge of Securities, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement with respect to the Securities so transferred and shall have the rights of the Purchaser under this Agreement and the Registration Rights Agreement with respect to such Securities.

            (b) The Purchaser agrees to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:

            "THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS ."

Once the registration statement required to be filed by the Company with the Commission pursuant to the Registration Rights Agreement has been declared effective or particular Securities are eligible for resale pursuant to Rule 144(k) under the Securities Act, thereafter (a) upon request of the Purchaser the Company will substitute certificates without restrictive legend for certificates for any such Securities issued prior to the effective date of such registration statement or prior to the time of such eligibility, as the case may be, which bear such restrictive legend and remove any stop-transfer restriction relating thereto in each case promptly, but in no event later than three (3) Trading Days after surrender of such certificates by the Purchaser and (b) the Company shall not place any restrictive legend on certificates for any Securities issued upon conversion or transfer of the Preferred Shares or impose any stop-transfer restriction thereon.

      4.2 Furnishing of Information. As long as the Purchaser owns any Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as the Purchaser owns any Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for the Purchaser to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

      4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchaser or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

      4.4 Securities Laws Disclosure; Publicity. The Company and the Purchaser shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby, and neither the Company nor the Purchaser shall issue any such press release or otherwise make any such public statement without the prior consent of the Company, with respect to any press release of the Purchaser, or without the prior consent of the Purchaser, with respect to any press release of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Purchaser, or include the name of the Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of the Purchaser (which consent shall not unreasonably be withheld) except (a) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (b) to the extent such disclosure is required by law (including, without limitation, any reporting obligations under the Securities Act or Exchange Act) or Trading Market regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure permitted under subclause (a) or (b).

      4.5 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide the Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto the Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that the Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

      4.6 Use of Proceeds. The Company shall use the net proceeds from the sale of the Preferred Shares hereunder for working capital and general corporate purposes. The Company represents and warrants to the Purchaser, and covenants and agrees with the Purchaser, that: (a) the Company does not own or have any present intention of acquiring any Margin Stock; (b) none of the proceeds of sale of the Preferred Shares will be used for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any Margin Stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a Margin Stock or for any other purpose which might constitute the transactions contemplated by this Agreement a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System; and (c) neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the transactions contemplated hereby to violate Regulation T, Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect.

      4.7 Indemnification of Purchaser. Subject to the provisions of this
Section 4.7, the Company will indemnify and hold the Purchaser and its directors, officers, shareholders, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any the Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of the Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of the Purchaser's representation, warranties or covenants under the Transaction Documents or any agreements or understandings the Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws or any conduct by the Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, the Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Purchaser Party except to the extent that (a) the employment thereof has been specifically authorized by the Company in writing,
(b) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (c) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of the Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (a) for any settlement by an Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld or delayed; or (b) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents.

      4.8 Reservation of Common Stock. As of the date hereof, the Company has reserved, and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Conversion Shares.

      4.9 Listing of Common Stock. The Company hereby agrees to use commercially reasonable efforts to maintain the listing of its Common Stock on a Trading Market, and to list all of the Conversion Shares on such Trading Market as promptly as possible after the Closing. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Conversion Shares, and will take such other action as is necessary to cause all of the Conversion Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

      4.11 No Shorting. Since the Securities were first offered to the Purchaser, the Purchaser has not engaged and, so long as the Purchaser directly or indirectly beneficially owns any of the Securities, the Purchaser will not engage, in any "short sales" (as defined in Regulation SHO under the Exchange
Act) of the Common Stock.

                                   ARTICLE V.
                                  MISCELLANEOUS

      5.1 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements (including, without limitation, that certain Mutual Non-Disclosure Agreement dated August 15, 2006) and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

      5.2 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, by a nationally recognized overnight delivery service, by fax or by certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specification notice given in accordance with this Section 5.2:

            If to the Company:

                    Epoch Holding Corporation
                    640 Fifth Avenue
                    18th Floor
                    New York, New York  10019
                    Attention:Adam Borak, Chief Financial Officer
                    Fax No.:  (212) 937-4660

                    with a copy to:

                   Greenberg Traurig, LLP
                   200 Park Avenue
                   New York, New York  10166
                   Attention: Alan I. Annex, Esq.
                   Fax No.:   (212) 801-6400

            If to the Purchaser:

                    General American Investors Company, Inc.
                    450 Lexington Avenue
                    33rd Floor
                    New York, New York  10017
                    Attention:President and Chief Executive Officer Fax No.: (212) 916-8491

                    with a copy to:

                    Law Offices of Brian W Pusch
                    29 West 57th Street
                    Penthouse Suite
                    New York, New York  10023
                    Fax No.:  (212) 980-7055

      5.3 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

      5.4 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

      5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not sell, assign, transfer or otherwise convey any of its rights or delegate any of its duties under this Agreement, except to a Person which has succeeded to substantially all of the business and assets of the Company and has assumed in writing its obligations, if any, under this Agreement, and this Agreement shall be binding on the Company and such successor. The Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities; provided such assignment or transfer is in compliance with applicable law and; provided, further such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchaser." In connection with any such assignment by the Purchaser, the Company shall confirm to such assignee or transferee by written instrument, in such form as reasonably requested by the Purchaser, that the Company accepts such assignment and transfer and will perform its obligations under the Transaction Documents for the benefit of such assignee or transferee.

      5.6 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.7.

      5.7 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury in any action arising from or relating to this Agreement and the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

      5.8 Survival. The representations and warranties herein shall survive for eighteen (18) months after the Closing and delivery of the Preferred Shares.

      5.9 Execution. This Agreement may be executed in two (2) or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

      5.10 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

      5.11 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

      5.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable out-of-pocket third-party costs associated with the issuance of such replacement Securities.

      5.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents, including, without limitation, specific performance by the Company of the issuance of Conversion Shares upon conversion of the Preferred Shares in accordance with the Certificate of Designations. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive, in any action for specific performance of any such obligation, the defense that a remedy at law would be adequate.

      5.14 Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchaser pursuant to any Transaction Document or the Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

      5.15 Liquidated Damages. The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

                            (Signature Page Follows)

            IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.



                                 EPOCH HOLDING CORPORATION



                                 By:__/s/ William W. Priest____________

                                 Name:  William W. Priest

                                 Title: Chief Executive Officer



                                 GENERAL AMERICAN INVESTORS COMPANY, INC.



                                 By:__/s/ Spencer Davidson_____________

                                 Name:  Spencer Davidson

                                 Title: President and Chief Executive Officer

                                    EXHIBIT A

   CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF SERIES A CONVERTIBLE
                                 PREFERRED STOCK



                                 See Exhibit 4.2

                                    EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT



                                 See Exhibit 4.3